UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 10, 2008

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On September 9, 2008, Yadkin Valley Financial Corporation (“Yadkin”), a North Carolina corporation, and American Community Bancshares, Inc. (“American Community”), a North Carolina corporation, entered into on Agreement and Plan of Merger dated as of September 9, 2008 (the “Merger Agreement”), which was announced via press release, as previously reported in Yadkin’s Current Report on Form 8-K filed on September 10, 2008.

On September 10, 2008, Yadkin and American Community held a conference call for members of the investment community and news media in connection with the announcement of the Merger Agreement. The transcript of that call is filed as Exhibit 99.1 to this Current Report on Form 8–K and are incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Transcript of conference call held on September 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

Dated: September 11, 2008	By:	/s/ William A. Long
William A. Long
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Transcript of conference call held on September 10, 2008.